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                                                                Exhibit 10.100

                 AMENDMENT NO. 3 TO STOCK RESTRICTION AGREEMENT
                 ----------------------------------------------


     AMENDMENT NO. 3, dated as of September 1, 1994 (this "Amendment"), to the Stock Restriction Agreement, dated as of September 14, 1990, as amended by Amendment No. 1 thereto dated as of August 29, 1991 and Amendment No. 2 thereto dated as of March 31, 1993 (the "Stock Restriction Agreement"), by and among WorldCorp, Inc., a Delaware corporation ("WorldCorp"), William F. Gorog, Jonathan M. Gorog, Peter M. Gorog, Henry R. Nichols, William N. Melton and John Porter.

     WHEREAS, the parties to the Stock Restriction Agreement desire to amend certain provisions thereof.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Defined Terms.
         -------------

     Capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Stock Restriction Agreement.

     2.  Amendments.
         ----------

     (i) The first paragraph of Section 6 of the Stock Restriction Agreement is hereby amended to read in its entirety as follows:

               "6. OPTION TO PURCHASE FOUNDERS' SHARES.  Subject
                   -----------------------------------
          to the provisions of Section 6(b) hereof, the Founders hereby grant to WorldCorp the option (the "Option"), exercisable after September 10, 1991, to purchase 4,757,679 of the outstanding shares of Common Stock held by such Founders
          (the "Optioned Shares")."

     (ii) Section 6(a) of the Stock Restriction Agreement is hereby amended to read in its entirety as follows:

     "(a) The exercise price of the Optioned Shares (the "Exercise Price") shall be $3,885,249 payable as follows:

          October 14, 1994    $  400,000      Cash
                                171,261       WOA Shares

          January 2, 1995     $1,394,500      Cash
                              $  922,875      Worth of WOA shares
                                              (see below for Valuation)
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     For purposes hereof, WorldCorp Common Stock will be valued as follows:  (1)
     any WorldCorp Common Stock to be issued on October 14, 1994 shall be valued based on the average closing price reported on the New York Stock Exchange ("NYSE") for the 30 day period from August 3, 1994 through September 2, 1994; and (2) any WorldCorp Common Stock issued on January 2, 1995 shall be valued based on the average closing price reported on the NYSE for the 30 day period from December 2, 1994 through January 2, 1995."

     (iii) Section 6(e) of the Stock Restriction Agreement is hereby amended to read in its entirety as follows:

     "(e) WorldCorp's option to purchase the Optioned Shares, granted under this Section 6, shall be exercised at the times, and in the manner, specified in Section 6(a) hereof."

     3.  Effect of Amendment.
         -------------------

     The Stock Restriction Agreement shall remain in full force and effect as modified by this Amendment.

     4.  Headings.
         --------

     The headings contained in this Amendment are for reference purposes only, shall not be deemed a part of this Amendment and shall not affect in any way the meaning or interpretation of this Agreement.

     5.  Counterparts.
         ------------

     This Amendment may be executed simultaneously in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

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     IN WITNESS WHEREOF,  this Amendment has been duly executed and delivered by the parties hereto as of the date first above written.

                              WORLDCORP, INC.

                              By: /s/ T. Coleman Andrews, III
                                 ------------------------------------------
                              Name:  T. Coleman Andrews, III
                                    President and Chief Executive Officer


                              WILLIAM F. GOROG

                              /s/ William F. Gorog
                              ___________________________________


                              JONATHAN M. GOROG


                              ____________________________________


                              PETER M. GOROG

                              /s/ Peter M. Gorog
                              ____________________________________



                              HENRY R. NICHOLS


                              ____________________________________


                              WILLIAM N. MELTON


                              ____________________________________

                              JOHN PORTER


                              ____________________________________

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